Supplement Dated August 9, 2006

To the Prospectuses and Statement of Additional Information

each dated January 3, 2006

of

PARADIGM Multi Strategy Fund I, LLC

And

PARADIGM FUNDS TRUST

And its following series:

Advantage Series

Adviser Series

Institutional Series

Effective July 19, 2006, Louis J. Hanna resigned as President and Chief Executive Officer of PARADIGM Multi Strategy Fund I, LLC and PARADIGM Funds Trust (the “Funds”). Effective July 19, 2006, the Board of Directors and Board of Trustees of the Funds elected Ezra Zask to serve as President and Chief Executive Officer of the Funds.